As filed with the Securities and Exchange Commission on August 7, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

The Cushing Renaissance Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

Semi Annual Report

May 31, 2017

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Renaissance Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Renaissance Fund (the “Fund”) generated a break-even return for shareholders for the first half of the Fund’s fiscal year, which ended May 31, 2017 (the “period”). For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested distributions paid during the period) of 0.79%, versus total returns of -9.86% for the S&P North American Natural Resources Sector Index and 10.81% for the S&P 500® Index (Total Return). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was 5.94% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 5.34% discount to NAV as of the end of the period, compared to a 9.94% discount at the end of the last fiscal year and a 13.84% discount at May 31, 2016.

Market Review

The Fund’s outperformance versus the S&P North American Natural Resources Sector Index was due to that index’s heavier weighting of energy and materials stocks compared to the Fund’s portfolio during the period. These sectors were also among the worst performing sectors in the S&P 500 Index during the period, while Technology and Healthcare — two sectors in which the Fund does not invest – were the best performers. The disparity in sector returns is evident in the performance difference of the two indexes for the period — a difference of over 2000 basis points. The Fund’s underperformance versus the S&P 500 Index for the period was similarly due to shares of Technology and Healthcare companies lifting the broader index.

The broader equity market, as measured by the performance of the S&P 500 Index, continued its trend during the period that started last year, namely a low-volatility march to, and through, new all-time highs. The strength in the S&P 500 Index’s performance reflected a good first quarter earnings season, benign macroeconomic data, and the very strong Technology and Healthcare sector performance mentioned above. However, a relative handful of stocks drove the benchmark to new highs, and the so-called “reflation trade” that drove the Industrial and Energy sectors since November’s U.S. presidential election and OPEC meeting, reversed in February and struggled to regain ground. On a macroeconomic basis, we think this was driven by the new President’s inability to pass significant infrastructure spending or tax legislation. The result was weakness in sectors that would have benefited from such spending. With regards to energy specifically, we believe the market viewed OPEC’s response to low prices as insufficient and indeed global inventories fell more slowly than the market preferred. We note signs during the period that inventories have, in fact, started to decline.

We believe the Industrial and Energy sector weakness during the period created a classic “throwing the baby out with the bathwater” scenario in which good stocks were punished along with the bad, thus creating opportunity. It is the kind of market that requires active portfolio management and a fundamentals-based approach. As we noted in our year-end letter, many companies in the Fund’s Renaissance strategy universe chose to invest through the down cycle. We started to see the benefits of that investment come to fruition — the inflection point when heavy capex and low/negative free cash flow turns into the virtuous cycle of low capex, high free cash flow, and potential for deleveraging, dividend increases, or stock buy backs. This began to occur despite low commodity prices, which, we believe, demonstrates the flexibility of the Renaissance strategy to find value in both high and low price scenarios. One real-time example of this mismatch between fundamentals and performance is Phillips 66 (NYSE: PSX), which is finishing a three year period of heavy investment in natural gas liquids processing, petrochemical production, and export capability. Its stock was down over 10% through the first half of the fiscal year despite being on the precipice of significant free cash flow generation.

Fund Performance

On an industry level, the largest contributors to the Fund’s performance in the first half of the year were the Chemicals, Utilities, and Integrated Oil sectors. The biggest contributing individual investments to the Fund’s first half fiscal year performance were CSX Corporation (NYSE: CSX), Olin Corporation (NYSE: OLN), and Cheniere Energy Partners LP (NYSE: CQP). CSX is a large railroad operator in the eastern United States whose stock soared as it replaced its CEO with an industry veteran known for aggressive cost cutting and creating operational synergies. Olin, a chlor-alkali chemical producer, saw its shares rally with a cyclical recovery in pricing for its primary products. Lastly, Cheniere benefited from liquefied natural gas production and exports that exceeded expectations as well as better price realization on those cargoes.

The worst performing sectors during the period were Exploration & Production (E&P), Midstream, and Oil Services. Not coincidentally, these sectors were all leveraged to the rally and subsequent fall in oil prices. The individual investments that detracted the most from the Fund’s performance were NGL Energy Partners LP (NYSE: NGL), SM Energy Company (NYSE: SM), and Targa Resources Corp (NYSE: TRGP). NGL, a propane distributor and pipeline operator, released disappointing quarterly results and guided to lower than expected distribution growth. SM (an E&P company) and Targa (an oil and gas gatherer and processor) both have exposure to changes in commodity prices and saw their stocks fall with the weakness in oil prices following the December-February rally. In addition, Targa announced an equity offering along with a sizable acquisition in January.

After targeting an aggressive commodity stance last fiscal year and for the first couple of months of this fiscal year to take advantage of the bottoming in oil and natural gas prices, we adjusted the Fund’s exposure in the period to better balance commodity price risk and the Fund’s income generation requirements. We added significantly to the Fund’s exposure to the Midstream and Refining sectors during the period, by 890 basis points and 570 basis points, respectively. To a much lesser extent we added exposure to Oil Service stocks. We also reduced exposure to Chemicals stocks by 760 basis points and Utilities by 40 basis points. At the end of the period, the Fund’s biggest exposures were in the Midstream, Refining, and E&P sectors.

During the period, we sold or greatly reduced positions in CSX Corporation, Golar LNG Limited (NASDAQ: GLNG), Marathon Petroleum Corp. (NYSE: MPC), Matador Resources Co. (NYSE: MTDR), Sempra Energy (NYSE: SRE), Univar, Inc. (NYSE: UNVR), Westlake Chemical Corp. (NYSE: WLK), and XPO Logistics, Inc. (NYSE: XPO). We added positions in CVR Energy, Inc. (NYSE: CVI), Golar LNG Partners LP (NASDAQ: GMLP), Halliburton Company (NYSE: HAL), NextEra Energy Partners, LP (NYSE: NEP), NRG Yield, Inc. (NYSE: NYLD), Plains GP Holdings, LP (NYSE: PAGP), PBF Energy Inc. (NYSE: PBF), Range Resources Corp. (NYSE: RRC), Schlumberger Limited (NYSE: SLB), Targa Resources Corp. (NYSE: TRGP), and Tesoro Corp. (NYSE: TSO).

Leverage

The Fund employs leverage for additional income and total return potential. We seek to maintain a leverage ratio of between 120% and 135% during normal market conditions. At the end of the period, the Fund had a leverage ratio of about 128%. Assuming current market conditions continue, we intend to average around this level or slightly higher for the remainder of the fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

The Energy and Industrial Renaissance, in whose beneficiaries the Fund invests, is predicated on relatively cheap and abundant U.S. energy. As of the date of this report, domestic hydrocarbon production remains at historically high levels despite falling from its peak when oil and natural gas prices bottomed last year. Domestic oil production is actually poised to surpass its previous peak in the second half of the year despite prices still in the $40’s1, while we think natural gas production could hit new highs in 2018. We continue to seek to position the Fund’s portfolio in the companies that will transport and consume this increased volume.

The market tailwind from the surprise election win by Donald Trump may have dissipated, but improving economic fundamentals appear to be filling in the gap. We believe this likely means that better corporate fortunes will just take longer to play out as the economy takes its normal course versus the speed of a stroke of the President’s pen that the market seemed to expect earlier in the Fund’s fiscal year. It is noteworthy that unemployment remains at cycle-lows, corporate earnings have trended higher than expectations, and equity markets are at all-time highs. The economy seems to be firing on all — or at least most — cylinders.

We believe the current Administration, if it can pass tax or infrastructure legislation at all, is likely to pass legislation that will benefit domestic companies, particularly in the domestic Energy, Industrial, or Transportation sectors. Therefore, we view any moves by the Administration on the tax and infrastructure fronts as incremental positives to the Fund’s Renaissance strategy investment universe.

As of the end of the period, crude oil and natural gas prices were basically flat with November levels after a rally earlier in the year and subsequent fade. We said in the Fund’s fiscal year-end letter that we were constructive on both commodities, and we continued to be at mid-year. It is disappointing that the vaunted global inventory draws OPEC is so eagerly targeting through its supply curtailment have not yet materialized in large numbers. However, the hot summer months constitute the biggest demand period of the year, so we think the next six months could prove more conducive to balancing the oil market than the prior six months.

We are also sanguine on prospects for natural gas and natural gas liquids (e.g. ethane, propane, butane). Production growth has been slow to return following last year’s bottom in prices and new avenues of demand are materializing, particularly for natural gas and ethane, in the form of exports and petrochemical feedstock.

In conclusion, while we are frustrated with the “round-trip” in commodity prices, we believe it is a testament to the Renaissance strategy’s adaptability and the Fund’s “top-down + bottom-up” fundamentals-driven approach that it produced a break-even result in a period in which the S&P North American Natural Resources Sector Index was down nearly 10%. We believe the Fund is positioned to benefit from an improvement in oil and natural gas fundamentals in the second half of the year, as well as from the solid macroeconomic backdrop.

[1]	Source: International Energy Agency’s Oil Market Report, May 2016

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a 3 diversified fund. The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Renaissance Fund

Allocation of Portfolio Assets (Unaudited)

May 31, 2017

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Senior Notes
(4)	Master Limited Partnerships and Related Companies

The Cushing® Renaissance Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2016 through May 31, 2017	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Period from September 25, 2012(a) through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,346,929	$5,845,564	$6,280,188	$6,537,721	$5,652,293	$852,049
Interest income & other	$1,126,340	$2,334,255	$2,556,657	$2,838,317	$2,611,738	$98,905

Total income from investments	$4,473,269	$8,179,819	$8,836,845	$9,376,038	$8,264,031	$950,954
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$903,068	$1,467,185	$1,979,660	$2,678,764	$1,951,299	$242,764
Operating expenses (b)	271,482	475,852	533,904	545,286	533,110	236,794
Leverage costs	262,987	158,972	181,532	267,870	251,755	0
Other	0	1,254	5,119	1,207	4,944	250

Total advisory fees and operating expenses	$1,437,537	$2,103,263	$2,700,215	$3,493,127	$2,741,108	$479,808
Distributable Cash Flow (DCF) (c)	$3,035,732	$6,076,556	$6,136,630	$5,882,911	$5,522,923	$471,146
Distributions paid on common stock	$4,944,439	$9,928,869	$9,928,869	$9,928,869	$8,960,199	$0
Distributions paid on common stock per share	$0.82	$1.64	$1.64	$1.64	$1.48	$0.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9 x	0.8 x	0.9 x	0.9 x	0.9 x	0.0 x
After advisory fee and operating expenses	0.6 x	0.6 x	0.6 x	0.6 x	0.6 x	0.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	139,826,518	129,985,987	126,197,190	180,609,847	191,388,953	149,337,184
Unrealized appreciation (depreciation)	2,123,776	8,701,560	(3,758,216)	18,534,134	23,272,117	(255,691)
Short-term borrowings	28,906,007	10,456,007	7,321,000	24,171,751	24,659,062	0
Short-term borrowings as a percent of total assets	21%	8%	6%	13%	13%	0%
Net Assets, end of period	109,571,663	117,569,394	118,568,412	156,094,420	166,240,231	143,850,293
Net Asset Value per common share	$18.72	$19.42	$19.58	$25.78	$27.46	$23.76
Market Value per share	$17.72	$17.49	$15.75	$23.51	$24.30	$23.41
Market Capitalization	$103,730,346	$105,887,748	$95,353,461	$142,333,960	$147,116,768	$141,728,541
Shares Outstanding	5,853,857	6,054,188	6,054,188	6,054,188	6,054,188	6,054,188

(a)	Commencement of operations.
(b)	Excludes expenses related to capital raising.
(c)	“Net Investment Income/(Loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2017

Common Stock — 59.4%	Shares	Fair Value
Chemicals — 7.1%
Netherlands — 2.8%
LyondellBasell Industries NV	38,500	$3,100,020
United States — 4.3%
Olin Corporation(1)	25,000	733,500
The Dow Chemical Company(1)	25,000	1,549,000
W.R. Grace & Company(1)	33,500	2,401,615

		7,784,135

Exploration & Production — 12.4%
Netherlands — 5.5%
Royal Dutch Shell Plc	110,000	5,985,100
United Kingdom — 4.6%
BP Plc	140,000	5,061,000
United States — 2.3%
Range Resources Corporation(1)	50,000	1,153,000
RSP Permian, Inc.(1)(2)	38,158	1,358,043

		13,557,143

General Partners — 4.2%
United States — 4.2%
Targa Resources Corporation(1)	100,125	4,598,742

Industrials — 4.1%
United States — 4.1%
Dover Corporation(1)	54,000	4,457,700

Oil Services — 3.6%
Curacao — 1.9%
Schlumberger Ltd	30,000	2,087,700

United States — 1.7%
Halliburton Company(1)	40,000	1,807,600

		3,895,300

Refiners — 21.0%
United States — 21.0%
CVR Energy, Inc.(1)	100,000	1,996,000
Marathon Petroleum Corporation	55,000	2,862,200
PBF Energy, Inc.	200,000	3,864,000
Phillips 66(1)	54,000	4,109,940
Tesoro Corporation	37,000	3,079,880
Valero Energy Corporation(1)	66,000	4,057,020
Western Refining, Inc.(1)	85,000	3,077,000

		23,046,040

Utilities — 7.0%
United States — 7.0%
Dominion Energy, Inc.	20,000	1,615,400
Exelon Corporation(1)	58,400	2,120,504
NRG Yield, Inc.(1)	225,000	3,982,500

		7,718,404

Total Common Stocks (Cost $61,112,845)		$65,057,464

Master Limited Partnerships and Related Companies — 35.7%
Crude Oil & Refined Products — 5.4%
United States — 5.4%
MPLX, L.P.(1)	115,000	$3,800,750
Sunoco, L.P.(1)	70,000	2,087,400

		5,888,150

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2017 — (Continued)

Master Limited Partnerships and Related Companies — (Continued)	Shares	Fair Value
General Partners — 3.9%
United States — 3.9%
Plains GP Holdings, L.P.	160,000	$4,267,200

Large Cap Diversified — 6.0%
United States — 6.0%
Energy Transfer Partners, L.P.(1)	300,000	6,528,000

Propane — 2.9%
United States — 2.9%
NGL Energy Partners, L.P.(1)	237,500	3,230,000

Shipping — 12.0%
Republic of the Marshall Islands — 7.6%
GasLog Partners, L.P.	200,000	4,380,000
Golar LNG Partners, L.P.	200,000	3,952,000
United States — 4.4%
Cheniere Energy Partners, L.P.(1)	150,000	4,822,500

		13,154,500

Upstream — 0.8%
United States — 0.8%
Mid-Con Energy Partners, L.P.(1)(3)	465,116	865,116

Yield — 4.7%
United States — 4.7%
NextEra Energy Partners, L.P.(1)	150,000	5,181,000

Total Master Limited Partnerships and Related Companies (Cost $39,131,481)		$39,113,966

Fixed Income — 30.2%
Engineering & Construction — 4.8%
United States — 4.8%
Zachry Holdings, Inc., 7.500%, due 02/01/2020(1)(4)	5,000,000	$5,206,250

Exploration & Production — 15.3%
Canada — 2.1%
MEG Energy Corporation, 6.375%, due 01/30/2023(4)	2,725,000	2,350,312
United States — 13.2%
Barrett Bill Corporation, 7.000%, due 10/15/2022(1)	2,750,000	2,612,500
Denbury Resources, Inc., 4.625%, due 07/15/2023	4,000,000	2,690,000
Murphy Oil Corporation, 6.125%, due 12/01/2042	5,000,000	4,775,000
Sanchez Energy Corporation, 6.125%, due 01/15/2023(1)	5,000,000	4,425,000

		16,852,812

Industrials — 5.8%
United States — 5.8%
H & E Equipment Services, Inc., 7.000%, due 09/01/2022(1)	2,000,000	2,101,400
United Rentals North American, Inc., 5.750%, due 11/15/2024(1)	4,000,000	4,245,040

		6,346,440

Refiners — 4.3%
United States — 4.3%
PBF Holding Company, LLC / PBF Finance Corporation, 7.000%, due 11/15/2023	4,655,000	4,689,913

Total Fixed Income (Cost $34,897,075)		$33,095,415

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2017 — (Continued)

Short-Term Investments — Investment Companies — 0.1%	Shares	Fair Value
United States — 0.1%
Fidelity Government Portfolio Fund, 0.64%(5)	41,411	$41,411
First American Government Obligations Fund — Class Z, 0.66%(5)	41,411	41,411
Morgan Stanley Institutional Liquidity Funds — Government Portfolio, 0.68%(5)	41,411	41,411
STIT-Government & Agency Portfolio, 0.71%(5)	41,411	41,411

Total Short-Term Investments — Investment Companies (Cost $165,644)		$165,644

Total Investments — 125.4% (Cost $135,307,045)		$137,432,489
Liabilities in Excess of Other Assets — (25.4%)		(27,773,726)

Net Assets Applicable to Common Stockholders — 100.0%		$109,571,663

SCHEDULE OF WRITTEN OPTIONS — (0.1)%	Contracts
United States — (0.1)%
Dominion Energy, Inc.
Expiration: June 2017, Exercise Price $80.00	(200)	$(32,000)
Dover Corporation
Expiration: June 2017, Exercise Price $85.00	(200)	(10,000)
Marathon Petroleum Corporation
Expiration: June 2017, Exercise Price $52.50	(550)	(45,100)

Total Written Options (Proceeds $85,432)		$(87,100)

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2017. As such, it is classified as a non-income producing security as of May 31, 2017.

(3)

Restricted security. Fair valued by the Adviser using the Fund’s valuation prodecures and subsequently ratified by the Board of Trustees. The position was acquired on October 7, 2016 at $1,000,000 and the fair value accounted for 0.79% of the Fund’s net assets as of May 31, 2017.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of May 31, 2017, the value of these investments was $7,556,562 or 6.90% of total net assets.

(5)	Rate reported is the current yield as of May 31, 2017.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2017

Assets
Investments, at fair value (cost $135,307,045)	$137,432,489
Receivable for investments sold	1,188,215
Distributions and dividends receivable	495,233
Interest receivable	607,604
Prepaid expenses	102,977

Total assets	139,826,518

Liabilities
Written call options, at fair value (premiums $85,432)	87,100
Payable to Adviser	151,432
Payable for investments purchased	1,002,458
Short-term borrowings	28,906,007
Payable to Trustees	15,412
Accrued interest expense	1,654
Accrued expenses and other liabilities	90,792

Total liabilities	30,254,855

Net assets applicable to common stockholders	$109,571,663

Components of Net Assets
Capital stock, $0.001 par value; 5,853,857 shares issued and outstanding (unlimited shares authorized)	$5,854
Additional paid-in capital	116,696,214
Distributions in excess of accumulated net investment income	1,239,230
Distributions in excess of accumulated net realized gain	(10,493,411)
Net unrealized appreciation on investments	2,123,776

Net assets applicable to common stockholders	$109,571,663

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$18.72

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Operations (Unaudited)

Period from December 1, 2016 through May 31, 2017

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $27,398	$3,346,929
Less: return of capital on distributions	(1,338,551)

Distribution and dividend income	2,008,378
Interest income	1,126,340

Total Investment Income	3,134,718

Expenses
Advisory fees	903,068
Administrator fees	68,972
Trustees’ fees	61,787
Professional fees	58,594
Insurance expense	26,941
Reports to stockholders	25,567
Registration fees	12,212
Transfer agent fees	8,814
Custodian fees and expenses	6,607
Fund accounting fees	1,988

Total Expenses before Interest Expense	1,174,550

Interest expense	262,987

Net Expenses	1,437,537

Net Investment Income	1,697,181

Realized and Unrealized Loss on Investments
Net realized gain on investments	5,340,532
Net realized gain on options	206,534

Net realized gain on investments	5,547,066
Net change in unrealized depreciation of investments	(6,982,506)
Net change in unrealized appreciation of options	404,722

Net change in unrealized depreciation of investments	(6,577,784)

Net Realized and Unrealized Loss on Investments	(1,030,718)

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$666,463

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statements of Changes in Net Assets

	Period from December 1, 2016 through May 31, 2017	Fiscal Year Ended November 30, 2016
	(Unaudited)
Operations
Net investment income	$1,697,181	$3,625,382
Net realized gain (loss) on investments	5,547,066	(7,155,307)
Net change in unrealized appreciation (depreciation) of investments	(6,577,784)	12,459,776

Net increase in net assets applicable to common stockholders resulting from operations	666,463	8,929,851

Distributions and Dividends to Common Stockholders
Net investment income	(197,778)	(3,236,846)
Net realized gain	—	—
Return of capital	(4,746,661)	(6,692,023)

Total distributions and dividends to common stockholders	(4,944,439)	(9,928,869)

Capital Share Transactions
Repurchase of 200,331 and 0 common shares, respectively	(3,719,755)	—

Beginning of period	117,569,394	118,568,412

End of period	$109,571,663	$117,569,394

Distributions in excess of net investment income (loss) at the end of the period	$1,239,230	$(260,173)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Cash Flows (Unaudited)

Period from December 1, 2016 through May 31, 2017

Operating Activities
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$666,463
Adjustments to reconcile net increase in the net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments	6,577,784
Purchases of investments	(132,560,337)
Proceeds from sales of investments	106,571,643
Proceeds from option transactions, net	13,950,734
Return of capital on distributions and dividends	1,338,551
Net realized gain on sales of investments	(5,544,396)
Net sales of short-term investments	(165,644)
Net accretion/amortization of senior notes’ premiums/discounts	(16,058)
Changes in operating assets and liabilities
Receivable for investments sold	(529,108)
Distributions and dividends receivable	221,003
Interest receivable	(92,296)
Prepaid expenses	(31,538)
Payable to Adviser	12,804
Payable for investments purchased	(173,108)
Payable to Trustees	15,412
Accrued interest expense	1,654
Accrued expenses and other liabilities	(38,102)

Net cash used in operating activities	(9,794,539)

Financing Activities
Proceeds from borrowing facility	33,950,000
Repayment of borrowing facility	(15,500,000)
Repurchase of common shares	(3,719,755)
Distributions and dividends paid to common stockholders	(4,944,439)

Net cash provided by financing activities	9,785,806

Decrease in Cash and Cash Equivalents	(8,733)

Cash and Cash Equivalents:
Beginning of period	8,733

End of period	$—

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest paid	$261,333

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights

	Period From December 1, 2016 through May 31, 2017		Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From September 25, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.42		$19.58	$25.78	$27.46	$23.76	$—
Public offering price	—		—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—		—	—	—	—	(1.17)
Income from Investment Operations:
Net investment income (loss)	0.26		(0.01)	0.58	0.53	0.72	0.01
Net realized and unrealized gain (loss) on investments	(0.14)		1.49	(5.14)	(0.57)	4.46	(0.08)

Total increase (decrease) from investment operations	0.12		1.48	(4.56)	(0.04)	5.18	(0.07)

Less Distributions to Common Stockholders:
Net investment income	(0.03)		(0.54)	(0.51)	(0.38)	(0.35)	—
Net realized gain	—		—	—	(0.41)	(1.13)	—
Return of capital	(0.79)		(1.10)	(1.13)	(0.85)	—	—

Total distributions to common stockholders	(0.82)		(1.64)	(1.64)	(1.64)	(1.48)	—

Net Asset Value, end of period	$18.72		$19.42	$19.58	$25.78	$27.46	$23.76

Per common share fair value, end of period	$17.72		$17.49	$15.75	$23.51	$24.30	$23.41

Total Investment Return Based on Fair Value(4)	5.94	%(3)	24.19%	(27.15)%	2.85%	10.47%	(6.36	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights — (Continued)

	Period From December 1, 2016 through May 31, 2017		Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From September 25, 2012(1) through November 30, 2012
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$109,572		$117,569	$118,568	$156,094	$166,240	$143,850
Ratio of expenses to average net assets after waiver(5)(6)	2.45%		1.99%	1.95%	1.95%	1.75%	2.06%
Ratio of net investment income to average net assets before waiver(5)	2.89%		3.43%	2.53%	1.81%	1.13%	(0.05)%
Ratio of net investment income to average net assets after waiver(5)	2.89%		3.43%	2.53%	1.81%	1.37%	0.21%
Portfolio turnover rate	76.02	%(7)	226.71%	101.17%	26.08%	87.61%	9.23	%(7)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized for periods less than one full year. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

The ratio of expenses to average net assets before waiver was 2.45%, 1.99%, 1.95%, 1.96%, 1.99% and 2.32% for the period ended May 31, 2017, the fiscal years ended November 30, 2016, 2015, 2014 and 2013, and the fiscal period from September 25, 2012 through November 30, 2012, respectively.

(7)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Financial Statements (Unaudited)

May 31, 2017

1.    Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2017.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2017, the Fund has estimated approximately 40% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2017, the Fund’s Distributions were expected to be 4%, or $197,778, ordinary income and 96%, or $4,746,661, return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2017 will be determined in early 2018.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2017.

The average monthly fair value of written options during the period ended May 31, 2017 was $65,687.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$206,534	$206,534

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$404,722	$404,722

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month. The Adviser earned $903,068 in advisory fees for the period ended May 31, 2017.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $459,584 from accumulated net investment income, $525,374 to accumulated net realized loss and $65,790 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2016:

Cost of investments	$118,976,286

Gross unrealized appreciation	$17,059,623
Gross unrealized depreciation	(8,020,745)

Net unrealized appreciation	9,038,878
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(16,637,968)

Total accumulated losses	$(7,599,090)

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $15,926,516 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amount	Long-Term Capital Loss Amount
Unlimited	$14,192,671	$1,733,845

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2013 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$65,057,464	$65,057,464	$—	$—
Master Limited Partnerships and Related Companies(a)	39,113,966	38,248,850	865,116	—

Total Equity Securities	104,171,430	103,306,314	865,116	—

Notes
Senior Notes(a)	33,095,415	—	33,095,415	—

Other
Short-Term Investments — Investment Companies(a)	165,644	165,644	—	—

Total Assets	$137,432,489	$103,471,958	$33,960,531	$—

Liabilities
Written Options	$87,100	$87,100	$—	$—

Total Liabilities	$87,100	$87,100	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2017.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended May 31, 2017.

7.    Investment Transactions

For the period ended May 31, 2017, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $132,560,337 and $106,571,643 (excluding short-term securities), respectively. The Fund sold covered options (proceeds) in the amount of $13,513,466. The Fund sold written options (proceeds) in the amount of $437,268.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 5,853,857 shares outstanding as of May 31, 2017. Transactions in common stock for the fiscal year ended November 30, 2016 and period ended May 31, 2017 were as follows:

Shares at November 30, 2015	6,054,188

Shares at November 30, 2016	6,054,188

Repurchase of common shares	(200,331)
Shares at May 31, 2017	5,853,857

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which is LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for during which the credit facilities were utilized during the period ended May 31, 2017 was approximately $27,619,000 and 0.87%, respectively. At May 31, 2017, the principal balance outstanding was $28,906,007 and accrued interest expense was $1,654.

10.    Subsequent Events

Subsequent to May 31, 2017, the Fund declared distributions to common stockholders in the amount of $0.1367 per share, payable on June 30, 2017 and July 31, 2017, to stockholders of record on June 16, 2017 and July 18, 2017, respectively.

The Cushing® Renaissance Fund

Additional Information (Unaudited)

May 31, 2017

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-40 issuers. The Fund’s Board of Trustees (the “Board”) has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Effective as of November 21, 2013, the Board approved a revision of the Fund’s principal investment policies to clarify that, in addition to investments in companies across the entire supply chain spectrum, energy-intensive industrial and manufacturing companies and master limited partnerships, the Fund may invest in transportation and logistics companies providing solutions to the U.S. manufacturing industry.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended
May 31, 2017, the aggregate compensation paid by the Fund to the independent trustees was $46,375. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2017 was 76.02%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tax Information

The Fund designated 90% of its ordinary income distribution for the year ended November 30, 2016 as qualified dividend income and 63% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate stockholders.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions and dividends (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the

“Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market. The Fund repurchased 200,331 common shares during the period ended May 31, 2017.

This report is sent to stockholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 25, 2017. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Messrs. Brian R. Bruce and Ronald P. Trout as Class I Trustees to hold office for a three-year term expiring the 2020 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Brian R. Bruce	4,692,237	224,944
Ronald P. Trout	4,691,458	225,723

New Trustee

Effective as of January 18, 2017, Brenda A. Cline was appointed as a Trustee of the Fund.

The Cushing® Renaissance Fund

Board Approval of Investment Management Agreement

May 31, 2017

On May 25, 2017, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Independent Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Independent Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Independent Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Independent Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policies and procedures, and the Adviser’s Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with (a) a peer group of competitor closed-end funds determined by the Adviser and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to assist in the preparation of the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Trustees noted that the Fund was smaller in terms of assets under management than all the other funds in the peer group. It was recognized that the size of the other funds in the peer group roughly corresponded to the total net expense ratio of each fund, with the Fund’s expense ratio only slightly higher than the second smallest fund, which had approximately 30% greater assets under management than the Fund. With respect to the management fee, the Independent Trustees acknowledged that the Fund’s levered management fee was higher than some of the other peer funds but only slightly higher than the average for the peer group.

The Board of Trustees concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Trustees reviewed performance information comparing the performance of the Fund against its peer group over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value, market price and the differences between those measures of the Fund’s value to shareholders as well as the total return to shareholders, considered on the basis of stock market prices and net asset values. The Trustees specifically noted that the Fund’s performance over the last twelve months for each of the metrics exceeded the peer group average.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser, using the template provided by counsel to the Independent Trustees, that sets forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser.

The Independent Trustees separately considered the profitability of the Adviser with respect to the Fund. The Board noted that, based on data through April 30, 2017, the Adviser’s profitability from the Fund was anticipated to increase in 2017 and 2018, largely due to an a projected increase in total managed assets resulting from additional leverage.

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

The Independent Trustees discussed the collateral benefits to the Adviser from soft dollar arrangements, which were limited, and the difference in the fees charged by the Adviser to the Fund from those charged to its other clients. The Trustees noted that, while the fees charged to other clients were typically lower than those charged to the Fund, the nature and extent of the services provided to those other clients were considerably different than those provided to the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Renaissance Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline*

Ronald P. Trout

Jerry V. Swank

*	appointed as a Trustee as of January 18, 2017

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2016-12/31/2016	0	0	0	0
Month #2 01/01/2017-01/31/2017*	12,600	$18.61	12,600	290,109
Month #3 02/01/2017-02/28/2017*	118,083	$18.75	118,083	172,026
Month #4 03/01/2017-03/31/2017*	69,648	$18.26	69,648	102,378
Month #5 04/01/2017-04/30/2017*	0	0	0	102,378
Month #6 05/01/2017-05/31/2017*	0	0	0	102,378

Total	200,331	$18.57	200,331	302,709

*	The Fund announced an open market share repurchase program on January 27, 2017, pursuant to which the Fund may repurchase, through December 31, 2017, up to 5% of outstanding common shares (based on common shares outstanding as of December 31, 2016), in open market transactions.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing Renaissance Fund

By (Signature and Title) /s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jerry V. Swank

Jerry V. Swank, President & Chief Executive Officer

Date August 4, 2017

By (Signature and Title) /s/ John H. Alban

John H. Alban, Treasurer & Chief Financial Officer

Date August 4, 2017

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